UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2021

Sonim Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38907	94-3336783
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6836 Bee Cave Road Building 1, Suite 279 Austin, TX	78746
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 378-8100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SONM	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act:  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 15, 2021, the Board of Directors (the “Board”) of Sonim Technologies, Inc. (the “Company”), upon the recommendation of the Nominating and Corporate Governance Committee (the “N&CG Committee”) of the Board, appointed Ken Naumann and Michael Mulica to serve on the Board until the Company’s 2021 Annual Meeting of Stockholders and until his respective successor is duly elected and qualified, or until his earlier death, resignation or removal, with such appointments effective immediately. In connection with the appointment of Ken Naumann and Michael Mulica, the Board increased the size of the Board to seven directors. The Board also appointed (i) Ken Naumann to serve as a member of the Board’s Compensation Committee and N&CG Committee and (ii) Michael Mulica to serve as a member of the Board’s Audit Committee and N&CG Committee, in each case, effective immediately.

There are no arrangements or understandings between either of Ken Naumann and Michael Mulica and any other person pursuant to which such director was appointed to serve on the Board. Additionally, neither Ken Naumann nor Michael Mulica has a direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Each of Ken Naumann and Michael Mulica will receive compensation for his service as director in accordance with the Company’s standard compensation policy for non-employee directors, except the Board has deferred consideration of any award of restricted stock units under such policy until a later date. The Company’s standard compensation policy for non-employee directors is described in the Company’s definitive proxy statement on Schedule 14A, as filed with the Securities and Exchange Commission (the “SEC”) on August 24, 2020. The Company will also enter into its standard form of indemnity agreement with each of Ken Naumann and Michael Mulica, which was filed as Exhibit 10.4 to the Company’s Registration Statement on Form S-1, filed with the SEC on April 15, 2019.

Item 7.01	Regulation FD Disclosure.

On April 21, 2021, the Company issued a press release announcing the appointment of Ken Naumann and Michael Mulica to the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibit Number	Description

99.1	Press Release dated April 21, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sonim Technologies, Inc.

Dated: April 21, 2021	By:	/s/ Robert Tirva
Robert Tirva
Chief Financial Officer